Net Loss Per Share	6 Months Ended
Jun. 30, 2020
Earnings Per Share [Abstract]
Net Loss Per Share

11. Net Loss Per Share

Basic and diluted net loss per share attributable to ordinary shareholders was calculated as follows (in thousands, except share and per share amounts):

	June 30,
	2020	2019
Numerator
Net loss	$(33,264)	$(24,654)
Net loss attributable to ordinary shareholders—basic and diluted	$(33,264)	$(24,654)
Denominator
Weighted-average number of ordinary shares used in net loss
per share—basic and diluted	9,472,577	5,341,302
Net loss per share—basic and diluted	$(3.51)	$(4.62)

The Company reported a net loss in all periods and therefore did not allocate any losses to the preferred shares, which represent participating securities. The Company’s potentially dilutive securities, which include unvested Employee Shares, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of ordinary shares outstanding used to calculate both basic and diluted net loss per share attributable to ordinary shareholders is the same. The Company excluded the following potential ordinary shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to ordinary shareholders for the six months ended June 30, 2020 and 2019 because including them would have had an anti-dilutive effect:

	June 30,
	2020	2019
Unvested ordinary shares	6,520,952	1,561,913
Warrants to purchase ordinary shares	—	721,120
Total	6,520,952	2,283,033